UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

The last Form 8K filed dated March 2, 2006 was not filed by the company's current management. It was filed by the predecessor management, was never authorized to be filed and contained incorrect information. The filing contained the incorrect corporate domicile, and incorrect corporate name and incorrect corporate address.


                                CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2006

                               AMERICA ASIA ENERGY CORP.
             (Exact name of registrant as specified in its charter)

WA                         000-20598                      75-2293489
(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                Identification No.)
of incorporation)

            1030 East  3300  South, Suite 102, Salt Lake City, UT        84106
      (Address of principal executive offices)

               Registrant's telephone number, including area code: 877-571-9500

      The former address on the From 8K is incorrect (Former name or former address, if changed since last report)

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On January 12, 2006 the Company issued 51,000,000 shares to Nordic Mineral Corporation, a Nevada Corporation, for the rights to a coal mining property in Wyoming, subject to the documents being filed with the state of Wyoming.

As of this date the stock has been delivered to Nordic Mineral Corporation.


Item 1.02.  Termination of a Material Definitive Agreement

NOT APPLICABLE

Item 1.03.  Bankruptcy or Receivership.

NOT APPLICABLE

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

NOT APPLICABLE

Item 2.02 Results of Operations and Financial Condition.

NOT APPLICABLE

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NOT APPLICABLE

Item 3.02.  Unregistered Sales of Equity Securities.

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders.

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements Item 4.01 Changes in Registrant's Certifying Accountants.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

NOT APPLICABLE

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) The company changed it's name to America Asia Energy Corporation and moved to the state of Washington as of October 14, 2005.

(b) NOT APPLICABLE

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

NOT APPLICABLE

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

NOT APPLICABLE

Section 6 [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events

The last Form 8K filed dated March 2, 2006 was not filed by the company's current management. It was filed by the predecessor management, was never authorized to be filed and contained incorrect information. The filing contained the incorrect corporate domicile, and incorrect corporate name and incorrect corporate address.


The Bellevue, Washington address was incorrect and never an authorized address for the company. The authorized address for the company that management has authorized is 1030 East 3300 South, Suite 102, Salt Lake City, Utah, 84106


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

NOT APPLICABLE

(b) Pro forma financial information.

NOT APPLICABLE

(c) Exhibits

                                 NOT APPLICABLE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Asia Energy Corp.

By: /s/ Nicholas Alexanderh

Nicholas Alexander, Vice President





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